SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             Templeton Income Trust
                (Name of Registrant as Specified In Its Charter)

                             Templeton Income Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:




PLEASE VOTE NOW

                     FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
                            777 MARINERS ISLAND BLVD.
                               SAN MATEO CA 94404
                          SPECIAL SHAREHOLDERS' MEETING
                      to be held on Thursday, July 19, 2001

Dear Shareholder:

Recently we distributed proxy material regarding the Special Shareholders' Meeting for the Franklin Templeton Global Currency Fund, which is now scheduled to take place on JULY 19, 2001 at 920 Park Place, San Mateo, CA 94403. As you know, shareholders are being asked to consider a plan of reorganization that would result in your becoming a shareholder of the Templeton Global Bond Fund, as a result of the acquisition of substantially all of the assets of the Fund by Templeton Global Bond Fund, all as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. If you need another copy of the proxy material please call Georgeson Shareholder Communications ("GS"), the Fund's proxy agent, at 1-888-654-1722. If you do not plan to attend the Meeting, please vote now to ensure that your vote is received before the Meeting.

Since the Meeting will be held shortly, we have set up a toll-free telephone number, Internet voting, as well as a toll-free fax line by which you can quickly and easily exercise your right to vote. Please take a few moments to vote now by utilizing one of the following options:

        1.  BY PHONE:       For automated phone voting, call 1-800\597-7836,
            --------        available 24  hours a day.  Enter the 14-digit
                            control number located on your proxy card and follow the prompts. If you would like to speak to a proxy agent, call 1-888\654-1722. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday
                            12 p.m. to 6 p.m. eastern time.

        2.  BY INTERNET:    Visit franklintempleton.com and click on "Online
            -----------     Proxy Voting" under highlights.  You will need the
                            14-digit control number located on your proxy card in order to issue voting instructions.

        3.  BY FAX:         Complete the enclosed proxy card and fax it to us
            ------          toll-free at 1-888-796-9932, any time.

        4.  BY MAIL:        If none of the above-mentioned methods are
            -------         available, please complete the enclosed proxy card
                            and return it in the enclosed postage-paid envelope.

                REMEMBER, YOUR PROXY COUNTS. PLEASE VOTE TODAY.

 Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments. As the Meeting approaches and we still have not heard from you, you may receive a call from GS reminding you to vote at the Special Meeting.

Thank you for your prompt attention to this matter.




PLEASE VOTE NOW

                      FRANKLIN TEMPLETON HARD CURRENCY FUND
                            777 MARINERS ISLAND BLVD.
                               SAN MATEO CA 94404
                          SPECIAL SHAREHOLDERS' MEETING
                     to be held on Thursday, July 19, 2001

Dear Shareholder:

Recently we distributed proxy material regarding the Special Shareholders' Meeting for the Franklin Templeton Hard Currency Fund, which is now scheduled to take place on JULY 19, 2001 at 920 Park Place, San Mateo, CA 94403. As you know, shareholders are being asked to consider a plan of reorganization that would result in your becoming a shareholder of the Templeton Global Bond Fund, as a result of the acquisition of substantially all of the assets of the Fund by the Fund by Templeton Global Bond Fund, all as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund.
If you need another copy of the proxy material please call Georgeson Shareholder Communications ("GS"), the Fund's proxy agent, at 1-888-654-1722. If you do not plan to attend the Meeting, please vote now to ensure that your vote is received before the Meeting.

Since the Meeting will be held shortly, we have set up a toll-free telephone number, Internet voting, as well as a toll-free fax line by which you can quickly and easily exercise your right to vote. Please take a few moments to vote now by utilizing one of the following options:

        1.  BY PHONE:       For automated phone voting, call 1-800\597-7836,
            --------        available 24  hours a day.  Enter the 14-digit
                            control number located on your proxy card and follow the prompts. If you would like to speak to a proxy agent, call 1-888\654-1722.
                            Representatives are available to take your vote
                            Monday through Friday between 9 a.m. and 11 p.m.
                            and Saturday 12 p.m. to 6 p.m. eastern time.

        2.  BY INTERNET:    Visit franklintempleton.com and click on "Online
            -----------     Proxy Voting" under highlights.  You will need the
                            14-digit control number located on your proxy card in order to issue voting instructions.

        3.  BY FAX:         Complete the enclosed proxy card and fax it to us
            ------          toll-free at 1-888-796-9932, any time.

        4.  BY MAIL:        If none of the above-mentioned methods are
            -------         available, please complete the enclosed proxy card
                            and return it in the enclosed postage-paid envelope.

                REMEMBER, YOUR PROXY COUNTS. PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments. As the Meeting approaches and we still have not heard from you, you may receive a call from GS reminding you to vote at the Special Meeting.

Thank you for your prompt attention to this matter.